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                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: December 7, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                                      TEXAS
         (State or other jurisdiction of incorporation or organization)


                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 7, 2006, the Company announced its earnings for the Fiscal Year 2006 Fourth Quarter ended September 30, 2006. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months and year ended September 30, 2006 and 2005 and an analysis of revenues and contract drilling costs for the three months and year ended September 30, 2006 and 2005 are attached hereto as Exhibits 99.2 and 99.3, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Fleet Status Report at December 7, 2006 is attached hereto as Exhibit 99.4. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1    PRESS RELEASE DATED DECEMBER 7, 2006

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2006 AND 2005

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2006

EXHIBIT 99.4    FLEET STATUS REPORT AT DECEMBER 7, 2006



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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE:    December 7, 2006

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                                  EXHIBIT INDEX


EXHIBIT NO.              DESCRIPTION

99.1     Press Release dated December 7, 2006

99.2 Consolidated Statements of Operations for the Three Months and Year ended September 30, 2006 and 2005

99.3 Analysis of Revenues and Drilling Costs for the Three Months and Year ended September 30, 2006

99.4     Fleet Status Report at December 7, 2006


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